UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Marathon Digital Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Marathon Digital Holdings, Inc.

101 NE 3rd Avenue, Ste. 1200

Fort Lauderdale, FL 33301

October 2, 2023

To the Shareholders of Marathon Digital Holdings, Inc.:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Marathon Digital Holdings, Inc., a Nevada corporation (the “Company”), to be held at 10:00 AM local time on November 10, 2023, at 300 Spectrum Center Drive, Suite 950, Irvine, CA 92618, Irvine, CA, to consider and vote upon the following proposals:

1.	To increase the number of shares of common stock issuable under the Company’s 2018 Equity Incentive Plan by 15,000,000.

2.	To provide the Board of Directors with the discretion to amend its Articles of Incorporation to change the name of the Company to MARA Holdings, Inc..

3.	To provide the Board of Directors with the discretion to reincorporate the Company in the State of Delaware.

4.	To transact such other business as may be properly brought before the 2023 Special Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ABOVE PROPOSALS.

Pursuant to the provisions of the Company’s bylaws, the board of directors of the Company (the “Board”) has fixed the close of business on October 5, 2023 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on October 5, 2023 are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Special Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Special Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Special Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Special Meeting and vote in person.

By Order of the Board of Directors:

/s/ Fred Thiel
Fred Thiel,
Chairman of the Board of Directors and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The 2023 Special Meeting of shareholders (the “Special Meeting”) of Marathon Digital Holdings, Inc. (the “Company”) will be held at 10:00 AM local time on November 10, 2023, at 300 Spectrum Center Drive, Suite 950, Irvine, CA 92618. At the Special Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To increase the number of shares of common stock issuable under the Company’s 2018 Equity Incentive Plan by 15,000,000.

2.	To give the Board of Directors discretion to amend its Articles of Incorporation to change the name of the Company to MARA Holdings, Inc..

3.	To give the Board of Directors discretion to reincorporate the Company in the State of Delaware.

4.	To transact such other business as may be properly brought before the 2023 Special Meeting and any adjournments thereof.

Shareholders of record at the close of business on October 5, 2023 are entitled to notice of and to vote at the 2023 Special Meeting and any postponements or adjournments thereof.

It is hoped you will be able to attend the 2023 Special Meeting, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be present at the 2023 Special Meeting, you may revoke your proxy and vote in person.

Dated: October 2, 2023	By Order of the Board of Directors:

/s/ Fred Thiel
Fred Thiel
Chairman of the Board of Directors

i

MARATHON DIGITAL HOLDINGS, INC.

101 NE 3rd Avenue, Ste. 1200

Fort Lauderdale, FL 33301

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 10, 2023

PROXY STATEMENT

The Board of Directors of Marathon Digital Holdings, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2023 Special Meeting of shareholders (the “Special Meeting”) to be held at 300 Spectrum Center Drive, Suite 950, Irvine, CA 92618 on November 10, 2023, beginning at 10:00 AM local time, and at any postponements or adjournments thereof. This proxy statement contains information related to the Special Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about October 16, 2023.

ABOUT THE SPECIAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date which our Board has determined to be October 5, 2023, and thus you are entitled to vote at the Company’s 2023 Special Meeting. This document serves as a proxy statement used to solicit proxies for the 2023 Special Meeting. This document and the Appendixes hereto contain important information about the 2023 Special Meeting and the Company, and you should read it carefully.

Who is entitled to vote at the 2023 Special Meeting?

Only shareholders of record as of the close of business on the record date will be entitled to vote at the 2023 Special Meeting. As of the close of business on the record date, there were _______ shares of our common stock issued and outstanding and entitled to vote. Each common stock shareholder is entitled to one vote for each share of our common stock held by such shareholder on the record date on each of the proposals presented in this proxy statement.

May I vote in person?

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and the proxy materials and proxy card, are being sent directly to you by the Company. If you are a shareholder of record, you may attend the 2023 Special Meeting to be held on November 10, 2023, and vote your shares in person, rather than signing and returning your proxy.

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If your shares of common stock are held by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker or other nominee. As the beneficial owner, you are also invited to attend the 2023 Special Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the 2023 Special Meeting unless you obtain a proxy from your broker issued in your name giving you the right to vote the shares at the 2023 Special Meeting.

Photo identification may be required (a valid driver’s license, state identification or passport). If a shareholder’s shares are registered in the name of a broker, trust, bank or other nominee, the shareholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the shareholder was a beneficial owner of shares of stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

If my Company shares are held in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker or other agent as your nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

There is one routine matter proposed for this Special Meeting, which is the proposal to change the Company’s name to MARA Holdings, Inc.

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How do I cast my vote if I am a shareholder of record?

The link for the material will be www.mara.vote posted on our transfer agent’s website: If you are a shareholder with shares registered in your name with the Company’s transfer agent, Equity Stock Transfer, on the record date, you may vote in person at the 2023 Special Meeting or vote by proxy by fax at (646) 201-9006 ATTN: Shareholder Services OR EMAIL: proxy@equitystock.com or internet at www.mara.vote and click Vote Your Proxy to enter the Control number or by mail. You may still attend the 2023 Special Meeting and vote in person even if you have already voted by proxy. For more detailed instructions on how to vote using one of these methods, please see the form of proxy card sent to you with this Schedule 14A and the information below.

●	To vote in person. You may attend the 2023 Special Meeting and the Company will give you a ballot when you arrive.

●	To vote by proxy by fax or internet. If you have fax or internet access, you may submit your proxy by following the instructions provided in this proxy statement, or by following the instructions provided with your proxy materials and on the enclosed proxy card or voting instruction card.

●	To vote by proxy by mail. You may submit your proxy by mail by completing and signing the enclosed proxy card and mailing it in the enclosed envelope. Your shares will be voted as you have instructed.

How do I cast my vote if I am a beneficial owner of shares registered in the name of any broker or bank?

If you are a beneficial owner of shares registered in the name of your broker, bank, dealer or other similar organization, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or other agent. To vote in person at the 2023 Special Meeting, you must obtain a valid proxy from your broker or other agent. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or bank to request a proxy form.

What constitutes a quorum for purposes of the 2023 Special Meeting?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Special Meeting permitting the conduct of business at the meeting. On the record date, there were _______shares of Common Stock and 0 shares of preferred stock issued and outstanding and entitled to vote. We have amended our Bylaws such that 33-1/3% of our issued and outstanding shares shall constitute a quorum on the record date. Accordingly, the holders of ______ shares eligible to vote must be present at the 2023 Special Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the 2023 Special Meeting only if you vote in person at the meeting, you submit a valid proxy or your broker, bank, dealer or similar organization submits a valid proxy.

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Can I change my vote?

Yes. Any shareholder of record voting by proxy has the right to revoke their proxy at any time before the polls close at the 2023 Special Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the 2023 Special Meeting and voting in person. Attendance alone at the 2023 Special Meeting will not revoke a proxy. If a shareholder of the Company has instructed a broker to vote its shares of common stock that are held in “street name,” the shareholder must follow directions received from its broker to change those instructions.

Who is soliciting this proxy – Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board of Directors. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

What vote is required to approve each item?

The following votes are required to approve each proposal:

●	Proposal 1 - To approve an increase in the number of shares available in the Company’s 2018 Equity Incentive Plan by 15,000,000 shares. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Special Meeting are required to approve this proposal.
●	Proposal 2 – To grant the Company’s Board the discretionary authority to amend its Articles of Incorporation to change the Company’s name to MARA Holdings, Inc.. “FOR” votes from the holders of a majority in voting power of the outstanding stock entitled to vote thereon at the 2023 Special Meeting are required to approve this proposal.
●	Proposal 3 – To reincorporate the Company in the State of Delaware. “FOR” votes from the holders of a majority in voting power of the outstanding stock entitled to vote thereon at the 2023 Special Meeting are required to approve this proposal.
●	Proposal 4 – To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof. “FOR” votes from the holders of a majority of the shares of the Company’s common stock present in person or represented by proxy and entitled to vote on the matter at the 2023 Special Meeting are required to approve this proposal.

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Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Special Meeting. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). No proposal herein is a routine matter.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares the bank, broker or other nominee does not have authority to vote your unvoted shares on any of the other proposals submitted to shareholders for a vote at the Special Meeting. We encourage you to provide voting instructions. This ensures your shares will be voted at the Special Meeting in the manner you desire.

Can I access these proxy materials on the Internet?

Yes. The Notice of Special Meeting, and this proxy statement and the Appendix hereto are available for viewing, printing, and downloading at https://ir.mara.com/sec-filings. All materials will remain posted on https://ir.mara.com/sec-filings at least until the conclusion of the meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the 2023 Special Meeting.

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What interest do officers and directors have in matters to be acted upon?

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the 2023 Special Meeting, including the procedures for voting your shares, you should contact John Lee, the Company’s CAO, by telephone at 1 800-804-1690.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at 237 W. 37thStreet, Suite 602, New York, NY 10018.

●	shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 29, 2023: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of September 29, 2023, there were 210,184,718 shares of our common stock outstanding.

Amount and Nature of Beneficial Ownership as of September 29, 2023
					Percentage
	Common				of Common
Name and Address of Beneficial Owner	Stock	RSUs	Warrants	Total	Stock (%)

Officers and Directors

Fred Thiel (CEO and Executive Chairman) (1)	260,405	624,950	-	885,355	*	%

James Crawford (COO) (2)	230,641	112,500	-	343,141	*	%

Salman Khan (CFO) (7)	-	297,247	-	297,247	*

John Lee (Chief Accounting Officer) (4)	-	120,000	-	120,000	*

Adam Swick (Chief Growth Officer) (5)	18,679	211,442	-	230,121	*

Ashu Swami (Chief Technology Officer) (6)	10,758	50,000	-	60,758	*

Kevin DeNuccio	207,552	-	-	207,552	*

Georges Antoun	55,384	-	-	55,384	*

Jay Leupp	62,552	-	-	62,552	*

Sarita James	37,519	-	-	37,519	*

Said Ouissal	10,217	-	-	10,217	*

Doug Mellinger	62,486	-	-	62,486	*

All Directors and Executive Officers (12 persons)	956,193	1,416,139	0	2,372,332	1.13%

* Less than 1%

As of September 29, 2023, there were 210,184,718 shares of our common stock outstanding.

(1) Mr. Thiel is due 500,000 restricted stock units upon joining as the Company’s Chief Executive Officer which 33.33% vested upon the first anniversary of signing the agreement and the remaining 235,000 RSUs vest 8.33% (41,650) every three months thereafter for eight consecutive calendar quarters. As of September 29, 2023, Mr. Thiel has 208,250 unvested restricted stock units remaining.

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(2) Mr. Crawford is due 150,000 restricted stock units as the Company’s Chief Operating Officer which vests 25% (37,500) on the first of each of April of 2023, 2024, 2025, and 2026. As of September 29, 2023, Mr. Crawford has 112,500 unvested restricted stock units remaining.

(3) Intentionally omitted.

(4) Mr. Lee is due 120,000 restricted stock units upon joining as the Company’s Chief Accounting Officer which shall vest 33.33% (40,000) on his first anniversary December 31, 2023 and then 10,000 on each successive quarter end of March 31, 2024, June 30, 2024, September 20, 2024, December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025 and December 31, 2025. As of September 29, 2023, Mr. Lee has 120,000 unvested restricted stock units remaining.

(5) Mr. Swick is due 46,000 restricted stock units upon joining the Company on July 29, 2022 which vested 25% (11,500) on September 30, 2022 and the remaining 34,500 RSUs vest 6.25% (2,875) every three months thereafter for twelve consecutive calendar quarters. In addition, Mr. Swick is due 166,817 restricted stock units upon joining as the Company’s Chief Growth Officer which shall vest 41,704 on his first anniversary as Chief Growth Officer on March 1, 2024 and then 10,426 shall vest every three months thereafter for twelve consecutive quarters. As of September 29, 2023, Mr. Swick has 195,567 unvested restricted stock units remaining.

(6) Mr. Swami is due 80,000 restricted stock units upon joining as the Company’s Chief Technology Officer which vested 20,000 on his first anniversary December 27, 2022 and then 5,000 vests every three months thereafter for 12 consecutive calendar quarters. As of September 29, 2023, Mr. Swami has 55,000 unvested restricted stock units remaining.

(7) Mr. Khan is due 297,247 restricted stock units upon joining as the Company’s Chief Financial Officer which 25% (74,312) will vest on July 1, 2024 and then 18,578 RSUs shall vest on the last day of each of the eleven calendar quarters thereafter and 18,577 RSUs shall vest on the twelfth calendar quarter, which is July 1, 2027. As of September 29, 2023, Mr. Khan has 297,247 unvested restricted stock units remaining.

* Less than 1%

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PROPOSAL NO. 1

TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER OUR 2020 EQUITY INCENTIVE PLAN BY 15,000,000

On January 1, 2018, our Board adopted the 2018 Equity Incentive Plan (“2018 Plan”), subsequently approved by the shareholders on March 7, 2018, and as subsequently amended, pursuant to which up to 15,000,000 shares of our common stock, stock options, restricted stock, preferred stock, stock-based awards and other awards are reserved for issuance as awards to employees, directors, consultants, advisors and other service providers (and have all been allocated). As of the date of this Schedule 14A, there are no shares of our common stock remaining to be issued thereunder. Upon approval of the amendment to the 2018 Plan, the total number of shares available to be issued shall be 30,000,000 (less the 15,000,000 already issued.

Reasons for the Proposed Amendment

General: The Company will utilize the increased equity incentives to retain management, employees and directors, to attract new talented individuals to work with the Company and to ensure that management maintains a reasonable level of equity as the Company grows.

2022 LTIP Program: The immediate reason for the proposed amendment is to facilitate enactment of the Company’s 2022 Long Term Incentive Plan.

Prospective Long Term Incentive Program Grants

On October 2, 2023, Marathon Digital Holdings, Inc. (the “Company”) announced its Long Term Incentive Program (“LTIP”) for 2022 to be established under its 2018 Equity Incentive Plan, conditioned upon shareholder approval of an increase in shares available for issuance under the Plan.

Methodology of the LTIP

The methodology of the LTIP is to align its employees’ performance with its shareholders by comparing the Company’s total shareholder return to an index of public Bitcoin mining companies (its peer group) and awarding equity based on comparing the Company’s performance to the index.

The Company’s peer group consists of other publicly traded Bitcoin miners, which may include, without limitation, the following (in alphabetical order):

Applied Digital Corporation (APLD)

Bitfarms Limited (BITF)

Cipher Mining, Inc. (CIFR)

CleanSpark, Inc. (CLSK)

Hive Digital Technologies Limited (HIVE)

Hut 8 Mining Corporation (HUT)

Iris Energy Limited (IREN)

Riot Platforms, Inc. (RIOT)

TeraWulf, Inc. (WULF)

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The Company will grant the LTIP by comparing the Company’s stock price performance during the year versus the indexed peer group stock price performance for the same period. The peer index is calculated by taking the product of the returns of the entire group and the market capitalizations divided by the total market capitalization of the entire peer group.

Depending on the Company’s stock price performance, the annual LTIP awards will range as follows, which will be applied to each employee’s respective target award for that year:

Percentile Range	Payout
More than 85.0%	200.0%
75%-84%	175.0%
65%-74%	150.0%
55%-64%	125.0%
45%-54%	100.0%
35%-44%	75.0%
25%-34%	50.0%
15%-24%	25.0%
Less than 15%	0.0%

For example, in any year when the Company’s performance versus its peer group falls in a range of under 15%, then there is no LTIP grant. Conversely, when the performance is at 85% or more, then the maximum payout is 200%.

Those persons employed by the Company during 2022 will receive a grant of restricted stock units (“RSUs”). The LTIP is designed to be a long-term incentive that will consist of an equity grant in the form of RSUs that will vest over a three-year period, with (i) 25% of the grant vesting immediately and (ii) the balance vesting ratably over the next 12 consecutive calendar quarters (6.25% per calendar quarter). Those employees who joined the Company during the 2022 calendar year will receive a prorated grant based upon the proportion of the year for which the employee was employed by the Company. It is important to note that the Company grants RSUs for other purposes such as initial grants to new employees in keeping with its goal of attracting the best talent to join the Marathon Team.

Purpose of the LTIP

The purposes of the LTIP grants are (i) align the interests of the Company’s employees with those of its stockholders through peer indexed performance-based awards, (ii) to encourage long-term employee retention through service-based awards of restricted stock units, and (iii) to attract new and talented employees to the Company through a balanced and performance based compensation structure. By having the Company’s Compensation Committee determine on an annual basis whether to put LTIP awards in place for its employees, the Company will ensure that its program remains in coordination with its performance versus the performance of its peer group on a current basis.

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The 2022 LTIPs will be awarded at 200% which is the top of the performance range. The formula grant under the LTIP shall be the product of: (i) stock performance vs. peer group (200% for 2022) multiplied by (ii) the Company multiplier for each employee multiplied by (iii) the employee’s annual base salary.

Each LTIP award is subject to restrictions, including on transfer, and forfeiture until vested. The final number of restricted stock units granted to each employee will be determined by the Company’s Compensation Committee.

VOTE REQUIRED

Approval of this Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock casting votes in person or by proxy on this proposal at the Special Meeting. This proposal is a “non-routine” matter under NYSE Rule 452 on which brokers may not vote without instruction from beneficial owners. Abstentions and broker non-votes will have no effect on the vote on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCREASE IN SHARES AVAILABLE UNDER THE COMPANY’S EQUITY INCENTIVE PLAN.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the increase in shares available under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2 –TO GRANT THE BOARD DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO MARA HOLDINGS, INC.

The Company’s board of directors has unanimously approved, subject to stockholder approval, to grant it discretionary authority to amend its articles of incorporation to change its name to MARA Holdings, Inc. In making this decision, the board of directors was principally influenced by two considerations. First, by giving the flexibility to grant the name change, the board can determine an appropriate time to better align the Company’s name and brand with its Nasdaq ticker symbol. Furthermore, there are several well known companies in the energy and related industries which use “Marathon” in their names, and the Company has experienced some confusion of it with other entities with similar names. By giving the Board this flexibility, the board can effect the name change when it deems appropriate to further distinguish its identity as it continues its growth and maturity as a public company.

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Given these considerations, the board of directors has decided that it would be in the best interests of the Company and its shareholders to afford the Board the flexibility to change its name as the Company continues to grow and to distinguish itself from its peers in industries into which it expands. The board of directors believes that with its growth and maturity, it may be appropriate to adopt a corporate name that reflects that strategy. The Company believes its name change will have no adverse effect on its business and can only be of benefit to continue to distinguish the Company as a leader in its fields of endeavor.

Practically, this name change, if enacted, will not require substantive effort beyond a simple amendment to its Articles of Incorporation. Notifying the Company’s business partners of the name change should be a simple matter. The Company will continue to use its current Nasdaq Capital Market ticker symbol, MARA. Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of an amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company’s new name.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO MARA HOLDINGS, INC.

Vote Required

“FOR” votes from the holders of a majority in voting power of the outstanding stock entitled to vote thereon at the 2023 Special Meeting are required to approve this proposal.

PROPOSAL NO. 3 – TO GRANT THE COMPANY’S BOARD THE DISCRETIONARY AUTHORITY TO REINCORPORATE THE COMPANY IN THE STATE OF DELAWARE

The Company is asking its shareholders to approve granting the Board discretionary authority to reincorporate the Company from the state of Nevada to the state of Delaware (the “Reincorporation”). For the reasons discussed below, our Board of Directors has unanimously adopted, subject to stockholder approval, the discretionary authority to effect the Reincorporation pursuant to a plan of conversion.

Summary

The principal effects of the Reincorporation, if approved by our stockholders and effected, will be that:

●	The affairs of the Company will cease to be governed by the corporate laws of the state of Nevada and will become subject to the corporate laws of the state of Delaware.

●

Following the Reincorporation, the resulting entity (“Company-Delaware”) will be the same entity as currently incorporated in the state of Nevada (“Company”) and will continue with all of the rights, privileges and powers of Company, will possess all of the properties of Company, will continue with all of the debts, liabilities and obligations of Company and will continue with the same officers and directors of Company, as further described below.

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●	If and when the Reincorporation becomes effective, all of the issued and outstanding shares of Common Stock of Company will be automatically converted into issued and outstanding shares of common stock of Company-Delaware, without any action on the part of our stockholders. We will continue to file periodic reports and other documents with the SEC. The Reincorporation will not change the respective positions of the Company or stockholders under federal securities laws. Shares of our common stock that are freely tradable prior to the Reincorporation will continue to be freely tradable after the Reincorporation, and shares of our common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions after the Reincorporation. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), stockholders will be deemed to have acquired the Company-Delaware common stock on the date they acquired their shares of Company common stock.

●	The common stock of Company-Delaware will continue to be quoted on the Nasdaq Capital Market with the same trading symbol (“MARA”).

●	Following the Reincorporation, all of our employee benefit and incentive plans will become Company-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Company-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Plan of Conversion

To accomplish the Reincorporation, the Board of Directors has adopted a plan of conversion (the “Plan of Conversion”), substantially in the form attached hereto as Appendix A. The Plan of Conversion provides that we will convert into a Delaware corporation and thereafter will be subject to the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming the holders of a majority of our outstanding shares of common stock vote in favor of this Proposal 3, we will cause the Reincorporation to be effected at such time as we determine by filing with (1) the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached hereto as Appendix B (the “Articles of Conversion”) and (2) the Secretary of State of the State of Delaware (i) the certificate of conversion, substantially in the form attached hereto as Appendix C (the “Certificate of Conversion) and (ii) the Certificate of Incorporation, substantially in the form attached hereto as Appendix D (the “Delaware Certificate”). In addition, if and when the Board of Directors effects the Reincorporation, the Board of Directors will adopt the Bylaws of Company-Delaware (the “Delaware Bylaws”), substantially in the form attached hereto as Appendix E. Approval of this Proposal 3 by our stockholders will constitute approval of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws.

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Notwithstanding the foregoing, the Reincorporation may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our Company and its stockholders. If the Reincorporation is approved by our stockholders, the Reorganization would become effective upon the filing (and acceptance thereof by the Secretary of State of the State of Nevada) of the articles of conversion and the filing (and acceptance thereof by the Secretary of State of the State of Delaware) of the certificate of conversion and the Delaware Certificate.

Reasons for Voting for Approval of the Reincorporation from the State of Nevada to the State of Delaware

The Board of Directors has approved the Reincorporation because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. The state of Delaware is recognized for adopting comprehensive, modern and flexibly corporate laws, which are amended periodically to respond to the changing legal and business needs of corporations. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware. Delaware, unlike Nevada, has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. The Delaware judiciary has become particularly familiar with corporate laws and corporate matters, and a substantial body of court decisions has developed construing the DGCL, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe this will assist our Board of Directors and management in making corporate decisions and taking corporate actions with greater assurance as to the validity and consequences of those decisions and actions. For these and other reasons, we believe that the Reincorporation will directly benefit our stockholders.

The Board of Directors is not proposing the Reincorporation to prevent a change in control of our company and is not aware of any present attempt by any person to acquire control of our company or to obtain representation on the Board of Directors.

Why Shareholders Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

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Further, Delaware courts (including the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing Delaware legal precedents. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law enhances the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take actions with a greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve of the Board of Directors because many such candidate are familiar with Delaware law, including provisions of the DGCL relating to fiduciary duties and director indemnification, from their past business experience.

In the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

Recent changes to the Nevada insurance laws may make it much more expensive and difficult to obtain directors & officers liability insurance for the Company. Such changes to Nevada insurance law may result in (1) more expensive premiums for insurance, including D&O insurance, and (2) fewer insurers issuing policies in Nevada, thus making it more difficult to procure insurance. The changes through a new provision in NRS 679A will prohibit new policies or renewal of existing policies which have “defense within the limits” provisions where policy limits are lowered by defense costs which are considered part of a policy’s coverage. Consequently, defense costs will now need to be added as “defense outside the limits” which may greatly increase the cost of insurance for public companies and also make it harder to get insurance as insurance companies seek to revisit their underwriting policies as a result of these drastic changes. By reincorporating in Delaware, Marathon may avoid the impact of these changes in Nevada insurance law because it will be procuring insurance in Delaware. Delaware still permits “DWL” policies, and there is no evidence that the legislature has any intent of changing this stance.

Effects of Reincorporation

Apart from being governed by the Delaware Certificate, the Delaware Bylaws and the DGCL, Company-Delaware will effectively be the same entity as Company. By virtue of the Reincorporation, all rights, privileges, and powers of Company, all property owned by Company, all debts owed to Company and all other causes of action belonging to Company immediately prior to the Reincorporation will remain vested in Company-Delaware following the Reincorporation. In addition, by virtue of the Reincorporation, all debts, liabilities and duties of Company immediately prior to the Reincorporation will remain attached the Company-Delaware following the Reincorporation.

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Upon effectiveness of the Reincorporation all shares of common stock of Company will automatically be converted into shares of common stock of Company-Delaware, without any further action on the part of the stockholders. The Reincorporation will have no effect on the transferability of the shares or the trading of the shares of common stock on Nasdaq under the same trading symbol “MARA.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our common stock that are freely tradeable prior to the Reincorporation will continue to be freely tradeable as shares of Company-Delaware common stock, and shares of the Company’s common stock that are subject to restrictions prior to the Reincorporation will continue to be subject to the same restrictions as shares of Company-Delaware common stock. The Reincorporation will not change the respective positions of The Company or our stockholders under federal securities laws.

Upon effectiveness of the Reincorporation, (i) our directors and officers will become all of the directors and officers of Company-Delaware, and (ii) all of our employee benefit and incentive plans will become Company-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Company-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions as before the Reincorporation.

Effect of Vote for Reincorporation

A vote in favor of the Reincorporation is a vote in favor of the Plan of Conversion, the Articles of Conversion, the Certificate of Conversion, the Delaware Certificate and the Delaware Bylaws. Stockholders should also note that approval of the Reincorporation also will constitute approval of the Company’s equity and other employee benefit and incentive plans continuing as its plans after the Reincorporation.

Effect of Not Obtaining Required Vote for Approval

If the Company fails to obtain the requisite vote of our stockholders for approval of the Reincorporation, the Reincorporation will not be consummated and the Company will continue to be incorporated under the laws of the state of Nevada, the Nevada Articles of Incorporation and the current bylaws of Company.

Amendments, Termination, Abandonment of the Plan of Conversion

The Plan of Conversion may be amended or modified by the Board of Directors prior to effecting the Reincorporation, provided that the board determines that such amendment would be in the best interests of Company and our stockholders, and provided further that, if stockholder approval has been obtained, the amendment does not (1) alter or change the manner or bases of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of any entity, or for cash or other property in whole or in part, or (2) alter or change any of the terms and conditions of the Plan Conversion in a manner that adversely affects our stockholders.

The Reincorporation may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the effective time of the Reincorporation, whether before or after approval by its stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of Company and its stockholders.

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Material U.S. Federal Income Tax Consequences of the Reincorporation to U.S. Holders

The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a stockholder. Stockholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

The Reincorporation provided for in the Plan of Conversion is intended to be a tax-free reorganization under Section 368(a) of the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of our capital stock as a result of consummation of the Reincorporation, and no gain or loss will be recognized by us. You will have the same basis in the Company-Delaware common stock received by you pursuant to the Reincorporation as you have in the shares of Company common stock held by you as of immediately prior to the time the Reincorporation is consummated. Your holding period with respect to Company-Delaware common stock will include the period during which you held the corresponding shares of Company common stock, provided the latter was held by you as a capital asset at the time of consummation of the Reincorporation.

Dissenters’ Rights

Under the NRS, stockholders are entitled to dissenters’ rights in connection with a reincorporation. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation. From and after the effective date of the corporate action, the basis of which invokes dissenters’ rights, any stockholder who has exercised their right to dissent is not entitled to vote on any action for any purpose or receive any dividends accrued and payable after such effective date.

Accounting Treatment

The Company expects that the Reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the Reincorporation.

Regulatory Approvals

The Reincorporation will not be consummated until after stockholder approval is obtained. The Company will obtain all required consent of government authorities, including the filing of the Articles of Conversion, the Certificate of Conversion and the Delaware Certificate.

Blank Check Stock

The Company’s current Articles of Incorporation and the Delaware Certificate both authorize the Board to issue shares of stock in series with such preferences as designated at the time of issuance. The Board does not currently intend to seek stockholder approval prior to any issuance of a new class or series of stock if the Reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to Company-Delaware and its stockholders. Should the Board determine to issue a new class or series of stock, it will only do so upon terms that the Board deems to be in the best interests of Company-Delaware and its stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of stock of Company-Delaware remain to be fixed by the Board. Accordingly, if the Board so authorizes, the holders of a new series of stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of stock could also be convertible into a large number of shares of Company-Delaware common stock under certain circumstances or have other terms that might make acquisition of a controlling interest in Company-Delaware more difficult or more costly, including the right to elect additional directors to the Board. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Company-Delaware. Also, a new series of stock could be privately placed with purchasers who might side with the management of Company-Delaware opposing a hostile tender offer or other attempt to obtain control.

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Comparison of Stockholder Rights Before and After the Reincorporation

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions from the current Articles of Incorporation and Bylaws of Company, they also include certain provisions that are different from the provisions contained in Pulse current Articles of Incorporation and Bylaws. The following discussion briefly summarizes some of the changes resulting from the Reincorporation and the significant differences between the NRS, the current Articles of Incorporation and Bylaws of Company and the DGCL, the Delaware Certificate of Incorporation and the Delaware Bylaws. The foregoing summary does not purport to be a complete statement of the respective rights of holders of our common stock and Company-Delaware common stock, and is qualified in its entirety by reference to the NRS and DGCL, respectively, and to the current Articles of Incorporation and Bylaws of Company and the Delaware Certificate of Incorporation and the Delaware Bylaws, respectively. A matrix that compares many of the most important differences between Nevada and Delaware laws can be found below.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Charter Documents	Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of the voting power of the corporation.	Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242.

	If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390.	The Delaware Certificate of Incorporation provides that the affirmative vote of the holders of at least a majority of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to alter, amend or repeal, or to adopt any provision inconsistent with Articles V, VI, VII, IX.

The Nevada Articles of Incorporation is consistent with the NRS.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Amendment of Bylaws	Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120.	The power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109.

	The Nevada Articles of Incorporation and Nevada Bylaws are consistent with the NRS. In addition, the Nevada Bylaws state that any amendment or repeal of the Bylaws by stockholders requires the affirmative vote of a majority of the outstanding voting shares of the Corporation.	The Delaware Certificate of Incorporation expressly authorizes the Board of Directors to adopt, amend or repeal the Delaware Bylaws. The Delaware Bylaws also state that the Board of Directors is expressly empowered to adopt, amend or repeal the bylaw.

Number of Directors	A corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115.	The board of directors of a corporation shall consist of 1 or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation (which does not fix the number of directors) and Delaware Bylaws do not change this statutory rule.

Filling Vacancies on the Board of Directors	All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors. NRS 78.335.	All vacancies on the board of directors of a Delaware corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation provides otherwise. Unless otherwise provided in the certificate of incorporation, the board may fill the vacancies for the remainder of the term of office of resigning director or directors. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. DGCL Section 223.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
	The Nevada Bylaws are consistent with the NRS.	The Delaware Bylaws are consistent with the DGCL and are substantially similar to the Nevada Bylaws. However, as noted, the DGCL provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors	Any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335.	Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as follows: (a) unless the certificate of incorporation otherwise provides, in the case of a corporation whose board is classified stockholders may effect such removal only for cause; or (b) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141.

The Nevada Bylaws are consistent with the NRS.

Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee. NRS 78.315	Delaware law provides that, unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. DGCL Section 141.

	The Nevada Bylaws are consistent with the NRS.	The Delaware Bylaws are consistent with the DGCL and are substantially similar in regard to board and committee action by written consent.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Interested Party Transaction

Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if one of the following circumstances exists: (a) the director’s or officer’s interest in the contract or transaction is known to the Board, and the transaction is approved or ratified by the Board in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by a majority of the stockholders holding a majority of voting power; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the Board; or (d) the contract or transaction is fair to the corporation at the time it is authorized or approved. NRS 78.140.

Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders. DGCL Section 144.

Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Stockholder Voting - Quorum	Unless the articles of incorporation or bylaws otherwise provide, 1/3 of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. NRS 78.320	The certificate of incorporation or bylaws may specify the number of shares and/or the amount of other securities having voting power the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for, the transaction of any business, but in no event shall a quorum consist of less than 1/3 of the shares entitled to vote at the meeting, except that, where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than 1/3 of the shares of such class or series or classes or series. In the absence of such specification in the certificate of incorporation or bylaws: (a) a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors. DGCL Section 216.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
	The Nevada Bylaws are consistent with the NRS.	Consistent with the DGCL, the Delaware Bylaws state that the holders of 1/3 in voting power of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business. The Delaware Bylaws and Nevada Bylaws are substantially similar with respect to quorum requirements.

Duration of Proxies	A proxy is effective only for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but is irrevocable only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355.	A proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule. The statutory default under the DGCL provides of proxies to remain valid for a longer duration than the statutory default under the NRS.

Advance Notice Bylaw Provision	The NRS does not prohibit a corporation from including in its bylaws provisions requiring advance notice of and information requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors.	The Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.

The Nevada Bylaws require that stockholder’s notice must be received not later that the 90th day before the annual meeting and not earlier that the 120th day before the annual meeting.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Stockholder Vote for Mergers and Other Corporate Reorganizations	Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 92A.130.	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251.

	Neither the Nevada Articles of Incorporation nor the Nevada Bylaws change this statutory rule.	Neither the Delaware Articles of Incorporation nor the Delaware Bylaws change this statutory rule. Nevada and Delaware law are substantially similar in regard to stockholder approval of mergers and other corporate reorganizations.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Special Meetings of Stockholders	Unless otherwise provided in the articles of incorporation or bylaws, the entire Board, any two directors, or the president may call annual and special meetings of the stockholders and directors. NRS 78.310	Special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211.

	The Nevada Bylaws are consistent with the NRS, but also provide that a special meeting of stockholders may be called by any officer and at the request in writing of stockholders owning at least 10% of the capital stock of the Corporation issued and outstanding and entitled to vote.	The Delaware Certificate of Incorporation and Delaware Bylaws state the special meetings of the stockholders may be called at any time by the Board of Directors, and officer or at the request in writing of stockholders owning at least 15% of the capital stock of the Corporation issued and outstanding and entitled to vote.

Stockholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or bylaws otherwise provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. NRS 78.320.	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. DGCL Section 228.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and Delaware Bylaws do not allow stockholders to act by written consent, and therefore differ from the Nevada Bylaws.

24

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Advance Notice Provisions	Nevada law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.	Delaware law permits a corporation to include in its bylaws provisions requiring advance notice of shareholder proposals.

	The Nevada Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than twenty-five (25) days before or more than twenty-five (25) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.	The Delaware Bylaws will provide that advance notice of a stockholder’s proposal or director nominee must be delivered to the Secretary at the Company’s principal executive offices not less than forty-five (45) days nor more than seventy-five (75) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of (i) the ninetieth (90th) day prior to such annual meeting, or (ii) the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Effect of Failure to Hold an Annual Meeting of Stockholders	If a corporation fails to hold an annual stockholders’ meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power. NRS 78.345.	If an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211.

25

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule. As between Nevada law and Delaware law, Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Also, Nevada law requires that application be made by a stockholder holding at least 15% of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

Adjournment of Stockholder Meetings	Unless the articles of incorporation or bylaws otherwise provide, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered of the date, time, or place of the adjourned meeting if they are announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370.	If a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. DGCL Section 222.

	The Nevada Bylaws do not change this statutory rule.	The Delaware Bylaws do not change this statutory rule.

Limitation on Director Liability	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138.	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. DGCL Section 102.

	Consistent with this statutory rule, the Nevada Articles of Incorporation provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the NRS. The Nevada Bylaws do not change this statutory rule.	Consistent with this statutory rule, the Delaware Certificate of Incorporation and the Delaware Bylaws limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL. Delaware law is more extensive in the enumeration of actions under which we may not eliminate a director’s personal liability.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Indemnification	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, he or she had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement, unless and only to the extent that the court determines the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. NRS 78.7502.	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145.

	The Nevada Articles of Incorporation and the Nevada Bylaws are consistent with the NRS.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL. The indemnification provisions of the NRS and DGCL are substantially similar.

27

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Advancement of Expenses	Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751.	Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses. DGCL Section 145.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL.

Declaration and Payment of Dividends	Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. NRS 78.288.	Subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws are consistent with the DGCL

28

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Business Combinations	Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or by a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. NRS 78.411-.444.	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least a majority of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203.

	The Nevada Articles of Incorporation and the Nevada Bylaws do not change this statutory rule.	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory rule. Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, we will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

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Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate of Incorporation and Delaware Bylaws
Selection of Forum	The Nevada Articles of Incorporation and the Nevada Bylaws do not contain any provisions governing selection of forum for litigating corporate claims.

The Delaware Certificate of Incorporation contains a provision regarding selection of forum, which provides that unless the Corporation consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Certificate of Incorporation or the Delaware Bylaws, (d) any action to interpret, apply, enforce or determine the validity of the Delaware Certificate of Incorporation or the Bylaws, or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to the Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in Delaware.

Any person or entity purchasing or otherwise acquiring any interest in any of our securities shall be deemed to have notice of and consented to this provision. These exclusive-forum provisions may limit a stockholder’s ability to bring a claim in a judicial forum of its choosing for disputes with us or our directors, officers, or other employees, which may discourage lawsuits against us and our directors, officers, and other employees. If a court were to find either exclusive-forum provision in our amended and restated bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could harm our results of operations.

Control Share Acquisition Statute	Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person. The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply. NRS 78.378-.3793.	Delaware does not have a similar statute, and consistent with Delaware law, neither the Delaware Certificate of Incorporation nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

The Nevada Bylaws expressly opted out of the provisions in the NRS pertaining to the acquisition of a controlling interest by the Corporation’s existing or future stockholders.

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THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” GRANTING THE BOARD DISCRETIONARY AUTHORITY TO REINCORPORATE IN THE STATE OF DELAWARE.

Vote Required

“FOR” votes from the holders of a majority in voting power of the outstanding stock entitled to vote thereon at the 2023 Special Meeting are required to approve this proposal.

PROPOSAL NO. 4 - OTHER MATTERS

The Board knows of no matter to be brought before the Special Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Special Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Fred Thiel
Fred Thiel
Chairman of the Board of Directors

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Appendix A

PLAN OF CONVERSION

OF

THE COMPANY

THIS PLAN OF CONVERSION (this “Plan”) is entered into by Marathon Digital Holdings, Inc., a Nevada corporation (the “Converting Entity”), which intends to convert (the “Conversion”) into Marathon Digital Holdings, Inc., a Delaware corporation (the “Converted Entity”) as of the ___ day of ___, 202_.

WHEREAS, the Converting Entity is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, the Board of Directors of the Converting Entity has determined that it is advisable and in the best interests of the Converting Entity and its stockholder for the Converting Entity to convert from a Nevada corporation to a Delaware corporation;

WHEREAS, in accordance with Nevada Revised Statute (“NRS”) 92A and Section 265 of the Delaware General Corporation Law (the “DGCL”) the Converting Entity proposes to effect the Conversion into the Converted Entity;

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Converting Entity; and

WHEREAS, this Plan has been authorized, approved and adopted by the holders of a majority of the voting power of the stockholders of the Converting Entity.

NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements, undertakings and obligations set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Conversion.

(a) The name of the Converting Entity is Marathon Digital Holdings, Inc., a Nevada corporation.

(b) The name of the Converted Entity shall be Marathon Digital Holdings, Inc., a Delaware corporation.

(c) Upon the Effective Time (as defined below), and in accordance with NRS 92A and Section 265 of the DGCL, the Converting Entity shall be converted from a Nevada corporation to a Delaware corporation and shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Entity shall be deemed to have commenced on the date the Converting Entity commenced its existence in the State of Nevada.

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(d) Upon the Effective Time (as defined below), by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, the Converted Entity shall for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Converting Entity existing immediately prior to the Effective Time. Upon the Effective Time (as defined below), by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Converting Entity existing immediately prior to the Effective Time, and all property, real, personal and mixed, and all debts due to the Converting Entity existing immediately prior to the Effective Time, shall remain vested in the Converted Entity and shall be the property of the Converted Entity and the title to any real property vested by deed or otherwise in the Converting Entity existing immediately prior to the Effective Time shall not revert or be in any way impaired by reason of the Conversion; but all creditors and all liens upon any property of the Converting Entity existing immediately prior to the Effective Time shall be preserved unimpaired, and all debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time shall remain attached to the Converted Entity upon the Effective Time, and may be enforced against the Converted Entity to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Entity in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Converting Entity existing immediately prior to the Effective Time, as well as the debts, liabilities and duties of the Converting Entity existing immediately prior to the Effective Time, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Entity upon the Effective Time for any purpose of the laws of the State of Delaware.

(e) The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Entity incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

2. Filings. As promptly as practicable following the adoption of this Plan by the Board of Directors and the stockholders of the Converting Entity, the Converting Entity shall cause the Conversion to be effective by:

(a) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form of Exhibit A hereto (the “Articles of Conversion”);

(b) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form of Exhibit B hereto (the “Certificate of Conversion”); and

(c) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Converted Entity, substantially in the form of Exhibit C hereto (the “Certificate of Incorporation”).

3. Effective Time. The Conversion shall become effective upon the later of (i) the effectiveness of the filing of the Articles of Conversion and (ii) the effectiveness of the filing of the Certificate of Conversion and of the Certificate of Incorporation (the “Effective Time”).

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4. Effect of Conversion.

(a) Effect on Common Stock. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each share of Common Stock, $0.001 par value per share, of the Converting Entity (“Converting Entity Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall convert into one validly issued, fully paid and nonassessable share of Common Stock, $0.001 par value per share, of the Converted Entity (“Converted Entity Common Stock”).

(b) Effect on Outstanding Stock Options. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each option to purchase shares of Converting Entity Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to purchase shares of Converted Entity Common Stock.

(c) Effect on Stock Certificates. All of the outstanding certificates representing shares of Converting Entity Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Entity Common Stock.

(d) Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholders, each employee benefit plan, stock option plan or other similar plan to which the Converting Entity is a party shall continue to be a plan of the Converted Entity. To the extent that any such plan provides for the issuance of Converting Entity Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Converted Entity Common Stock.

(e) Effect on Directors and Officers. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or its stockholder, the members of the Board of Directors and the officers of the Converting Entity holding their respective offices in the Converting Entity existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board of Directors and officers, respectively, of the Converted Entity.

5. Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

6. Further Assurances. If, at any time after the Effective Time, the Converted Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time, or (b) to otherwise carry out the purposes of this Plan, the Converted Entity and its officers and directors (or their designees), are hereby authorized to solicit in the name of the Converted Entity any third-party consents or other documents required to be delivered or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Entity existing immediately prior to the Effective Time and otherwise to carry out the purposes of this Plan.

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7. Delaware Bylaws. Upon the Effective Time, the bylaws of the Converted Entity shall be the Bylaws of The Company, substantially in the form of Exhibit D hereto.

8. Delaware Indemnification Agreements. As promptly as practicable following the Effective Time, the Converted Entity shall enter into an Indemnification Agreement substantially in the form of Exhibit E hereto with each member of the Board of Directors of the Converted Entity and each executive officer of the Converted Entity.

9. Miscellaneous.

(a) Copy of Plan of Conversion. Following the Conversion, a copy of this Plan will be kept on file at the offices of the Converted Entity, and any stockholder of the Converted Entity (or former stockholder of the Converting Entity) may request a copy of this Plan at no charge at any time.

(b) Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Converting Entity if, in the opinion of the Board of Directors of the Converting Entity, such action would be in the best interests of the Converting Entity and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

(c) Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein. For the avoidance of doubt, following the Conversion the Converting Entity will hold all of the rights and obligations of the Converted Entity under this Plan.

(d) Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[signature page follows]

A-4

IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the day and year first above written.

MARATHON DIGITAL HOLDINGS, INC.

Name:
Title:

A-5

Appendix B

ARTICLES OF CONVERSION

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity must be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion

(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Marathon Digital Holdings, Inc.
Name of constituent entity

Nevada	Corporation
Jurisdiction	Entity type *

and,
Marathon Digital Holdings, Inc.
Name of resulting entity

Delaware	Corporation
Jurisdiction	Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

☐	The entire plan of conversion is attached to these articles.

☒	The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

☐	The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 1 Revised: 1-5-15

B-1

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion (PURSUANT TO NRS 92A.205) Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date:	Time:

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6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Marathon Digital Holdings, Inc.
Name of constituent entity

X
Signature	Title	Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.

This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Conversion Page 2 Revised: 1-5-15

B-3

Appendix C

STATE OF DELAWARE

CERTIFICATE OF CONVERSION

of

MARATHON DIGITAL HOLDINGS, INC.

(a Nevada Corporation)

to

MARATHON DIGITAL HOLDINGS, INC.

(a Delaware Corporation)

THIS CERTIFICATE OF CONVERSION of Marathon Digital Holdings, Inc., a Nevada corporation (the “Nevada Corp.”) to Marathon Digital Holdings, Inc., a Delaware Corporation (the “Corporation”) is being executed and filed pursuant to Section 265 of the Delaware General Corporation Law.

1.	The date on which and jurisdiction where the Nevada Corp. was first formed is February 3, 2010, in the State of Nevada.

2.	The name and type of entity of the Nevada Corp. immediately prior to filing this Certificate of Conversion is Marathon Digital Holdings, Inc., a Nevada corporation.

3.	The name of the Corporation as set forth in its Certificate of Incorporation filed simultaneously herewith is Marathon Digital Holdings, Inc.

4.	This Certificate of Conversion shall be effective as of the date of filing of this Certificate of Conversion with Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the Nevada Corp. has executed this Certificate on the ____ day of ______________, 2023.

By:
Name:
Title:

C-1

Appendix D

CERTIFICATE OF INCORPORATION

OF

MARATHON DIGITAL HOLDINGS, INC.

a Delaware corporation

ARTICLE I

The name of this corporation is Marathon Digital Holdings, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is ________. The name of its registered agent at such address is ________________.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 550,000,000 shares, consisting of 500,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 50,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

4.2 Increase or Decrease in Authorized Capital Stock. The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section 4.4 of this Article IV.

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4.3 Common Stock.

(a) The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this certificate of incorporation (this “Certificate of Incorporation” which term, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock), and subject to the rights of the holders of Preferred Stock, at any annual or special meeting of the stockholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders; provided, however, that, except as otherwise required by law or expressly provided for in this Certificate of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one more other such series, to vote thereon pursuant to this Certificate of Incorporation (including, without limitation, by any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.

(b) Subject to the rights of the holders of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors of the Corporation (the “Board of Directors”) from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the rights of the holders of Preferred Stock in respect thereof, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

4.4 Preferred Stock.

(a) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designation filed pursuant to the DGCL the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any series of Preferred Stock, including without limitation dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including, without limitation, sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

D-2

(b) The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

5.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.2 Number of Directors; Election; Term.

(a) Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, the number of directors that constitutes the entire Board of Directors shall be fixed solely by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies or unfilled seats in previously authorized directorships.

(b) [The term of office of each director shall expire at the first regularly-scheduled annual meeting of the stockholders following the election of such director.]

(c) Notwithstanding the foregoing provisions of this Section 5.2, and subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

(d) Elections of directors need not be by written ballot unless the Bylaws of the Corporation (the “Bylaws”) shall so provide.

5.3 Vacancies and Newly Created Directorships. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, and except as otherwise provided in the DGCL or as permitted in the specific case by resolution of the Board of Directors, vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, and not by stockholders. A person so chosen to fill a vacancy or newly created directorship shall hold office until expiration of the term for which elected and until his or her successor shall be duly elected and qualified.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws.

D-3

ARTICLE VII

7.1 No Action by Written Consent of Stockholders. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

7.2 Meetings of Stockholders. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of stockholders of the Corporation may be called only by the Board of Directors, acting pursuant to a resolution adopted by a majority of the Whole Board, the chairperson of the Board of Directors, any of the officers of the Corporation, or any stockholder holding at least fifteen percent (15%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat who complies with the provisions of the Bylaws related thereto, but a special meeting of stockholders may not be called by any other person or persons. The Board of Directors, acting pursuant to a resolution adopted by the Whole Board, or the chairperson of a meeting of stockholders may cancel, postpone or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been sent to the stockholders.

7.3 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE VIII

8.1 Limitation of Personal Liability. To the fullest extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

8.2 Indemnification.

The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

D-4

The Corporation shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate of Incorporation inconsistent with this Article VIII will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors) and shall not adversely affect any right or protection of any current or former director of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision.

ARTICLE IX

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including, without limitation, any rights, preferences or other designations of Preferred Stock), in the manner now or hereafter prescribed by this Certificate of Incorporation and the DGCL; and all rights, preferences and privileges herein conferred upon stockholders by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX. Notwithstanding any other provision of this Certificate of Incorporation, and in addition to any other vote that may be required by law or the terms of any series of Preferred Stock, the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of, Article V, Article VI, Article VII or this Article IX (including, without limitation, any such article as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other article).

ARTICLE X

The name and mailing address of the incorporator of the Corporation is:

Brian Dow

Senior Vice President, Finance & Administration and

Chief Financial Officer

3957 Point Eden Way

Hayward, California 94545

D-5

I, the undersigned, as the sole incorporator of the Corporation, have signed this Certificate of Incorporation on _______ __, 2023.

Name:
Incorporator

D-6

Appendix E

BYLAWS OF

THE COMPANY

E-1

E-2

TABLE OF CONTENTS

(continued)

E-3

TABLE OF CONTENTS

(continued)

Page
ARTICLE X – AMENDMENTS	E-26
ARTICLE XI - EXCLUSIVE FORUM	E-27

E-4

BYLAWS OF MARATHON DIGITAL HOLDINGS, INC.

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE

The registered office of The Company (the “corporation”) shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES

The corporation may at any time establish other offices at any place or places.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors or any of the officers of the corporation (the “Officers”). The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2 ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The board of directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The board of directors, acting pursuant to a resolution adopted by a majority of the board of directors, may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

2.3 SPECIAL MEETING

(i) A special meeting of the stockholders, other than as required by statute, may be called at any time by (a) the board of directors, (b) any of the Officers, or (c) any stockholder holding at least fifteen percent (15%) of stock issued and outstanding and entitled to vote thereat, but a special meeting may not be called by any other person or persons. The board of directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

E-5

(ii) The notice of a special meeting shall include the purpose for which the meeting is called. If a special meeting is properly called by any person or persons other than the board of directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by certified or registered mail, return receipt requested, or by telegraphic or other facsimile transmission to the chairman of the board of directors, the chief executive officer, or the Secretary of the corporation. The board of directors shall determine the time and place of such special meeting, which shall be held not less than thirty (30) nor more than ninety (90) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4 of these bylaws. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the (a) the board of directors, (b) any of the officers, or (c) any stockholder holding at least fifteen percent (15%) of the voting power of the capital stock issued and outstanding and entitled to vote thereat. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

2.4 ADVANCE NOTICE PROCEDURES

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the board of directors, or (C) by a stockholder of the corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than business included in the corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”)) before an annual meeting of stockholders.

(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the secretary of the corporation. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

E-6

(b) To be in proper written form, a stockholder’s notice to the secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date for the determination of stockholders entitled to notice of the meeting to disclose the information contained in clauses (3) and (4) above as of such record date. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the board of directors of the corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the board of directors or (B) by a stockholder of the corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii), on the record date for the determination of stockholders entitled to notice of the annual meeting and on the record date for the determination of stockholders entitled to vote at the annual meeting, and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the secretary of the corporation.

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(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the secretary of the corporation at the principal executive offices of the corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above.

(b) To be in proper written form, such stockholder’s notice to the secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between or among the stockholder, any nominee or any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, including a description of any compensatory, payment or other financial agreement, arrangement or understanding involving the nominee and of any compensation or other payment received by or on behalf of the nominee, in each case in connection with candidacy or service as a director of the corporation, (F) a written statement executed by the nominee acknowledging and representing that the nominee intends to serve a full term on the board of directors if elected and that, as a director of the corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the board of directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

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(d) Without exception, no person shall be eligible for election or re-election as a director of the corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.3, nominations of persons for election to the board of directors shall be made only (1) by or at the direction of the board of directors or (2) by any stockholder of the corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii), on the record date for the determination of stockholders entitled to notice of the special meeting and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the secretary of the corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the board of directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or in any other notice to the corporation or if the Nominee Solicitation Statement applicable to such nominee or any other relevant notice contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.4 shall be deemed to affect any right of the corporation to omit a proposal from the corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

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2.5 NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6 QUORUM

The holders of 1/3 of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7 ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

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2.8 CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time. The chairperson of any meeting of stockholders shall be designated by the board of directors; in the absence of such designation, the chairperson of the board, if any, or the chief executive officer (in the absence of the chairperson of the board), or the president (in the absence of the chairperson of the board and the chief executive officer), or in their absence any other executive officer of the corporation, shall serve as chairperson of the stockholder meeting.

2.9 VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of any applicable stock exchange.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

2.11 RECORD DATES

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

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If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

2.12 PROXIES

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

The corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal place of business. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

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2.14 INSPECTORS OF ELECTION

A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The corporation may designate one (1) or more persons as alternate inspectors to replace any inspector who fails to act. Such inspectors shall take all actions as contemplated under Section 231 of the DGCL or any successor provision thereto.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1 POWERS

The business and affairs of the corporation shall be managed by or under the direction of the board of directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2 NUMBER OF DIRECTORS

The board of directors shall consist of two or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution adopted by a majority of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the corporation shall be divided into three classes.

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3.4 RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the board of directors, and subject to the rights of holders of Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors may participate in a meeting of the board of directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors.

3.7 SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairperson of the board of directors, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile;

(iv) sent by electronic mail; or

(v) otherwise given by electronic transmission (as defined in Section 7.2),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the corporation’s records.

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If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8 QUORUM; VOTING

At all meetings of the board of directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

3.10 FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

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3.11 REMOVAL OF DIRECTORS

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS

The board of directors may, by resolution passed by a majority of the board of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in these bylaws, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2 COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3 MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i) Section 3.5 (place of meetings and meetings by telephone);

(ii) Section 3.6 (regular meetings);

(iii) Section 3.7 (special meetings and notice);

(iv) Section 3.8 (quorum; voting);

(v) Section 3.9 (action without a meeting); and

(vi) Section 7.5 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members. However:

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(i) the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the board of directors; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4 SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the board of directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1 OFFICERS

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the board of directors, a chairperson of the board of directors, a vice chairperson of the board of directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS

The board of directors shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS

The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers as the business of the corporation may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

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5.4 REMOVAL AND RESIGNATION OF OFFICERS

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors or, except in the case of an officer chosen by the board of directors unless as otherwise provided by resolution of the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES

Any vacancy occurring in any office of the corporation shall be filled by the board of directors or as provided in Section 5.3.

5.6 REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the board of directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other securities of any other entity or entities standing in the name of this corporation, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors.

ARTICLE VI - STOCK

6.1 STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Unless otherwise provided by resolution of the board of directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the corporation by any two officers of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The corporation shall not have power to issue a certificate in bearer form.

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The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the corporation in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the corporation shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3 LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4 DIVIDENDS

The board of directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock, subject to the provisions of the certificate of incorporation. The board of directors may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. .

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6.5 TRANSFER OF STOCK

Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6 STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7 REGISTERED STOCKHOLDERS

The corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1 NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the corporation’s records. An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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7.2 NOTICE BY ELECTRONIC TRANSMISSION

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given as provided under Section 232 of the DGCL. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3 NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the corporation under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within 60 days of having been given written notice by the corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.3 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

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7.4 NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5 WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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8.2 INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

Subject to the other provisions of this Article VIII, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3 SUCCESSFUL DEFENSE

To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

8.4 INDEMNIFICATION OF OTHERS

Subject to the other provisions of this Article VIII, the corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The board of directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5 ADVANCE PAYMENT OF EXPENSES

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the corporation in defending any Proceeding shall be paid by the corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other current or former employees and agents of the corporation or by persons currently or formerly serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iv) prior to a determination that the person is not entitled to be indemnified by the corporation.

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8.6 LIMITATION ON INDEMNIFICATION

Subject to the requirements in Section 8.3 and the DGCL, the corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(ii) for which such indemnitee’s conduct is finally adjudged to have involved intentional misconduct, fraud or a knowing violation of the law;

(iii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(iv) for any reimbursement of the corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the corporation, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(v) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the board of directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or

(vi) if prohibited by applicable law.

8.7 DETERMINATION; CLAIM

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

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8.8 NON-EXCLUSIVITY OF RIGHTS

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10 SURVIVAL

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11 EFFECT OF REPEAL OR MODIFICATION

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12 CERTAIN DEFINITIONS

For purposes of this Article VIII, references to the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VIII.

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ARTICLE IX - GENERAL MATTERS

9.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the board of directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2 FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

9.3 SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4 CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board of directors.

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ARTICLE XI - EXCLUSIVE FORUM

Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action arising pursuant to any provision of the Delaware General Corporation Law or the certificate of incorporation or these bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within ten (10) days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court, or for which such court does not have subject matter jurisdiction.

Unless the corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

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